UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 16, 2012

Date of Report (Date of earliest event reported)

First China Pharmaceutical Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54076	74-3232809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number 504, West Ren Min Road,
Kunming City, Yunnan Province
People’s Republic of China, 650000

(Address of Principal Executive Offices)

852-2138-1668

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Certifying Accountant

Effective January 16, 2012, Parker Randall CF (H.K.) CPA Limited (“Parker”) was dismissed as the independent registered public accounting firm of First China Pharmaceutical Group, Inc. (the “Company”). The dismissal of Parker as the independent registered public accounting firm was approved by the Audit Committee of the Board of Directors of the Company.

The reports of Parker regarding the Company’s financial statements for the fiscal years ended March 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Parker on the Company’s financial statements for fiscal years ended March 31, 2011 and 2010 contained an explanatory paragraph which noted the restatement of the consolidated financial statements for the year ended March 31, 2011.

During the years ended March 31, 2011 and 2010, and during the period from March 31, 2011 to January 16, 2012, the date of dismissal, (i) there were no disagreements with Parker on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Parker would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Parker with a copy of the foregoing disclosures and requested that Parker furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. The Company will file such letter with the Securities and Exchange Commission as an exhibit to an amendment to this Current Report on Form 8-K/A within two days of receiving it but no later than ten days after the filing of this Report.

(b) Engagement of Independent Certifying Accountant

Effective January 16, 2012, the Audit Committee of the Board of Directors of the Company engaged EFP Rotenberg LLP (“EFP”) as its independent registered public accounting firm to audit the Company’s financial statements for the Company’s current fiscal year.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of EFP, the Company (a) has not engaged EFP as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with EFP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by EFP concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First China Pharmaceutical Group, Inc.

Dated: January 20, 2012	By:	/s/ Zhen Jiang Wang
Zhen Jiang Wang Chief Executive Officer